Filed Pursuant to Rule 497(e)
Registration Statement Nos.
333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (4)

dated March 4, 2021 to the:

Intelligent Variable Annuity® Prospectus

dated May 1, 2020, as supplemented May 5, 2020, December 15, 2020 and January 5, 2021

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

DFA VA EQUITY ALLOCATION PORTFOLIO

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

DFA VA INTERNATIONAL VALUE PORTFOLIO

DFA VA SHORT-TERM FIXED PORTFOLIO

On page 4 of the Intelligent Variable Annuity prospectus, the Annual Portfolio Operating Expenses table is updated for these 4 DFA portfolios effective February 28, 2021.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
DFA VA Equity Allocation Portfolio[1,2,4]	0.27%	0.00%	0.04%	0.22%	0.53%	0.19%	0.34%
DFA VA Global Moderate Allocation Portfolio[1,2,3]	0.23%	0.00%	0.02%	0.21%	0.46%	0.18%	0.28%
DFA VA International Value Portfolio	0.40%	0.00%	0.04%	0.00%	0.44%	0.00%	0.44%
DFA VA Short-Term Fixed Portfolio	0.18%	0.00%	0.03%	0.00%	0.21%	0.00%	0.21%

[1]	The “Acquired Fund Fees and Expenses” and “Total Annual Fund Operation Expenses” have been restated to reflect current fees.

[2]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2022, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[3]

The “Management Fee” and “Total Annual Fund Operating Expenses,” have been adjusted to reflect the decrease in management fee payable by the Portfolio from 0.25% to 0.23% effective as of February 28, 2021.

[4]

The “Management Fee” and “Total Annual Fund Operating Expenses,” have been adjusted to reflect the decrease in management fee payable by the Portfolio from 0.30% to 0.27% effective as of February 28, 2021.

For more information about these changes and about the portfolios in general, refer to the Dimensional Fund Prospectus.

A41012 3/21